Exhibit 10.7

1st Amendment to Lease – Tiziana. – Bucks County Biotechnology Center

AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (“First Amendment”) is dated as of the 6 December 2017 between BUCKS COUNTY BIOTECHNOLOGY CENTER, INC., a Pennsylvania nonprofit corporation (“Lessor”) and TIZIANA THERAPEUTICS INC (“Lessee”) (collectively, the “Parties”).

WITNESSETH:

WHEREAS, by Lease Agreement (the “Lease”) effective 1 February 2017, Lessor leased to Lessee approximately 427.50 square feet of office space being part 3705 Old Easton Road, Doylestown, Buckingham Township, Bucks County, Pennsylvania (the “Building”), which space (the “Leased Premises”) is more particularly described in the Lease; and

WHEREAS, Lessor and Lessee desire to modify the Lease in accordance with the terms of this First Amendment.

NOW THEREFORE, in consideration of the mutual covenants and premises contained herein, as well as other good and valuable consideration, and intending to be legally bound hereby, the Parties hereto agree as follows;

1.	Premises. Pursuant to Section 1 of the original Lease, Lessor and Lessee hereby agree that the Lessee will lease an additional office, as identified in Exhibit “B’, attached hereto, commencing 6 December 2017.

2.	Lease Term Extension. Pursuant to Section 2 of the original Lease, Lessor and Lessee hereby agree to extend the Lease Term (which will currently expire on 31 January 2017) until 31 January 2018 (extension period), provided that, at the time of commencement of the extension period, an Event of Default does not exist nor has any event occurred and is continuing which, with the passage of time or the giving of notice, will become an Event of Default.

3.	Rent. Lessee shall continue to pay the Rent monthly at the amount provided for in Exhibit “B” attached.

4.	Lease Otherwise in Full Force and Effect and Unmodified. Except as expressly provided herein, the Lease shall remain in full force and effect in accordance with its terms (as amended herein).

5.	Capitalized Terms. Terms capitalized in this First Amendment (unless otherwise defined herein) shell have the meanings set forth in the Lease.

6.	Binding Effect. This First Amendment will bind and inure to the benefit of the successors and assigns of the Parties hereto and will be governed in accordance with the laws of the Commonwealth of Pennsylvania.

7.	Entire Agreement. This First Amendment sets forth the entire agreement and understanding of the Parties with respect to the transactions contemplated hereby.

8.	Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same agreement.

9.	Facsimile Signatures Are Binding. It is agreed that a copy of this First Amendment bearing a facsimile (faxed) version of a party’s signature shall have the same force and effect as a copy bearing the party’s original signature.

10.	Recitals Constitute a Part of this Amendment. The recitals in this Amendment are a part of this First Amendment and are incorporated herein.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the authorized representatives of the Parties have signed this First Amendment as of the date above provided.

LESSEE:		LESSOR:

TIZIANA THERAPEUTICS INC.		BUCKS COUNTY BIOTECHNOLOGY CENTER, INC.,

By:	/s/ Tiziano Lazzaretti	By:	/s/ Louis P. Kassa III

Name:	Tiziano Lazzaretti	Name:	Louis P. Kassa III

Title:	CFO	Title:	COO

Date:	29 February 2018	Date:	28 February 2018

EXHIBIT “B”

LEASED PREMISES DESCRIPTION

Amended December 6, 2017

Lessee: Tiziana Therapeutics Inc

Point of Contact: Tiziano Lazzaretti	Title: CFO

Phone: 207-495-2379	Email: tlazzaretti@tizianalifesciences.com

Orig.Lease Start Date: 2/1/17	End Date: 1/31/19

Type of Space:	☒	Office	☐	Warehouse
	☐	Lab	☐	Other

Location:	☒	3805 Old Easton Road, Doylestown, PA 18902
	☐	3765 Old Easton Road, Doylestown, PA 18902

Room Numbers:	Offices 2213,2220,2221,2222

	Leased Ft2	Rent Expense	CAM/Utilities

Office Space	550.4	16,256.00	3,467.52

Lab Space

Warehouse

Other

Annual Charges		16,256.00	3,467.52

Monthly Charges		1 354.67	288.96

Security Deposit:	$1,355.00	Total monthly charge	$1.643.63

* CAM/Utilities are estimated for the current year.	Lessee Approval: __________